Capital management	12 Months Ended
Mar. 31, 2026
Capital Management
Capital management

33.	Capital management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

In order to maintain or adjust the capital structure, the Group may adjust the amounts of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.

33.	Capital management (Cont’d)

The Group monitors capital on the basis of its business and operating requirements.

There were no changes in the Group’s approach to capital management during the financial year.